voxeljet UK	12 Months Ended
Dec. 31, 2018
voxeljet UK
voxeljet UK

10. voxeljet UK

Impairment charges 2016

On October 7, 2016 voxeljet UK’s most significant customer went into bankruptcy administration. Considering that development, voxeljet assessed the recoverability of the assets as of September 30, 2016, which resulted in a full impairment of trade receivables due from that customer of kEUR 293 and the goodwill for the CGU related to voxeljet UK.

The carrying amount of the CGU exceeded its recoverable amount of kEUR 1,471 (or kGBP 1,266) and consequently an impairment loss of kEUR 1,130 (or kGBP 907) covering the entire balance of goodwill was recognized in other operating expenses in the consolidated statements of comprehensive loss.

The recoverable amount of the CGU was based on its value in use. The value in use was determined by discounting the future cash flows expected to be generated from the continued use of the CGU.

The projections of cash flows cover the remainder of the year 2016 (forecast) and the financial years 2017 to 2021 (terminal value). The projected cash flows were estimated taking into account the cease of operations of the CGU’s most significant customer, management’s experience in the UK marketplace and from the Company's other service centers in Germany and the United States.

The cost of capital (weighted average cost of capital, WACC) and the terminal value growth rate are other assumptions used in the estimation of the value in use:

2016
WACC	15.41%
Terminal value growth rate	1.00%

The parameters of the WACC are based on market observations as at September 30, 2016 (risk-free rate, spread, market risk premium, beta factor, leverage) and reflect the specific risks of voxeljet UK. The terminal value growth rate was determined on the basis of the expected long term development of prices in the UK and the relevant market for the CGU’s services.